SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2003

HILLENBRAND INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Indiana	1-6651	35-1160484
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

700 State Route 46 East
Batesville, Indiana	47006-8835
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (812) 934-7000

Not Applicable
(Former name or former address,
if changed since last report.)

Item 5. OTHER EVENTS
Item 7. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Reconciliation of GAAP Financial Measures
Reconciliation of GAAP Financial Measures
Reconciliation of GAAP Financial Measures
Reconciliation of GAAP Financial Measures
Reconciliation of GAAP Financial Measures
Reconciliation of GAAP Financial Measures

Item 5. OTHER EVENTS

On January 6, 2003, Hillenbrand filed its Transition Report on Form 10-K for the ten months ended September 30, 2002 (“2002 Form 10-K”) with the Securities and Exchange Commission (“SEC”). Hillenbrand has also filed Forms 8-K dated January 8, 2003 and February 7, 2003 with the SEC containing Financial News Releases on the Fourth Quarter and Fiscal 2002 Financial Results and the First Quarter 2003 Financial Results, respectively. On March 28, 2003, the SEC’s Regulation G and Item 10(e) of Regulation S-K became effective, governing the use of financial measures which are not prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

The Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) section of Hillenbrand’s 2002 Form 10-K and the Financial News Releases in the Forms 8-K discuss various financial measures which are calculated in accordance with GAAP. The MD&A and Financial News Releases also discuss certain non-GAAP financial measures because Hillenbrand believes these financial measures help investors in evaluating Hillenbrand’s recurring operational performance.

The non-GAAP financial measures in MD&A and the Financial News Releases exclude certain items from the financial measures derived under GAAP because Hillenbrand believes these items are not representative of its normal operations. Excluded items include a litigation charge with Kinetic Concepts, Inc., unusual charges associated with realignment and restructuring efforts, net capital losses, realized capital losses and impairments related to deterioration in the credit markets, various revenue adjustments, the write-off of a technology asset of no continuing value, a recovery in a patent litigation settlement, the release of previously provided income tax reserves no longer considered necessary and other items.

Because Hillenbrand may file one or more registration statements under the Securities Act of 1933 that incorporate by reference the 2002 Form 10-K and the Forms 8-K, Hillenbrand is filing as Exhibits 99.1 to 99.6 to this Form 8-K reconciliations of the GAAP financial measures to the non-GAAP financial measures included in the MD&A section of the 2002 Form 10-K and the Financial News Releases contained in the Forms 8-K dated January 8, 2003 and February 7, 2003 in order to comply with the requirements of Regulation G. The items presented in the reconciliations are consistent with the disclosures previously made in our filings.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	99.1	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures for the Twelve Months Ended September 30, 2002 Compared to the Twelve Months Ended September 30, 2001

	99.2	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures for the Ten Months Ended September 30, 2002 Compared to the Fiscal Year (Twelve Months) Ended December 1, 2001

	99.3	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures for the Fiscal Year Ended December 1, 2001 Compared to the Fiscal Year Ended December 2, 2000

	99.4	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the Liquidity and Capital Resources Section of Management’s Discussion and Analysis of Financial Condition and Results of Operations

	99.5	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in Exhibit 20 of the Hillenbrand Industries, Inc. Form 8-K Dated January 8, 2003 Reporting on the Fourth Quarter and Fiscal 2002 Financial Results

	99.6	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in Exhibit 99 of the Hillenbrand Industries, Inc. Form 8-K Dated February 7, 2003 Reporting on the First Quarter 2003 Financial Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HILLENBRAND INDUSTRIES, INC

DATE: July 11, 2003	BY:	/S/ Scott K. Sorensen

Scott K. Sorensen
Vice President and
Chief Financial Officer

DATE: July 11, 2003	BY:	/S/ Gregory N. Miller

Gregory N. Miller
Vice President — Controller and
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number                                Exhibit Description

99.1	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures for the Twelve Months Ended September 30, 2002 Compared to the Twelve Months Ended September 30, 2001

99.2	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures for the Ten Months Ended September 30, 2002 Compared to the Fiscal Year (Twelve Months) Ended December 1, 2001

99.3	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures for the Fiscal Year Ended December 1, 2001 Compared to the Fiscal Year Ended December 2, 2000

99.4	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in the Liquidity and Capital Resources Section of Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.5	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in Exhibit 20 of the Hillenbrand Industries, Inc. Form 8-K Dated January 8, 2003 Reporting on the Fourth Quarter and Fiscal 2002 Financial Results

99.6	Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures in Exhibit 99 of the Hillenbrand Industries, Inc. Form 8-K Dated February 7, 2003 Reporting on the First Quarter 2003 Financial Results